H Y P E R I O N
                               1999
                         TERM TRUST, INC.

                           Annual Report

                         November 30, 1999



--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
Report of the Investment Advisor

--------------------------------------------------------------------------------


January 21, 2000

Dear Shareholder:

In anticipation of an orderly wind down of the investment activities of the Hyperion 1999 Term Trust, Inc. (the "Trust") on November 30, 1999, the portfolio was invested during its annual period ending November 30, 1999 in very liquid U.S. Treasury and Agency Obligations. These securities were liquidated and the Trust's net assets were distributed to shareholders on December 2, 1999.

Description of the Trust

The Trust announced on June 8, 1999, that as contemplated in its prospectus dated June 18, 1992, it had adopted a plan of termination and intended to liquidate its investments and distribute its net assets to shareholders on or about November 30, 1999. On October 8, 1999, the Trust declared its final monthly distribution payment of $0.03125 per share. This dividend was payable on October 28, 1999, to shareholders of record on October 19, 1999. The Trust liquidated all of its assets and distributed to shareholders amounts equal to the net asset value of their shares as of December 2, 1999, in the form of redemption proceeds. A Letter of Transmittal to be used in redeeming Trust shares was sent out to all shareholders who held shares of the Trust in certificate form. All trading in the Trust shares on the New York Stock Exchange ceased on November 29, 1999. The redemption was treated as a sale of securities that must be reported on your 1999 income tax return. In addition, for tax purposes only, we anticipate that some of the 1999 distributions will be classified as a return of principal.

If you have any questions  relating to the  termination or  distribution  of the
final   assets  of  the  Trust,   please   contact   Shareholder   Services   at
1-800-HYPERION.

Sincerely,




ANDREW M. CARTER
Director and Chairman of the Board,
Hyperion 1999 Term Trust, Inc.
Chairman and Chief Executive Officer,
Hyperion Capital Management, Inc.




CLIFFORD E. LAI
President,
Hyperion 1999 Term Trust, Inc.
President and Chief Investment Officer,
Hyperion Capital Management, Inc.


--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
Statement of Assets and Liabilities
November 30, 1999

--------------------------------------------------------------------------------

Assets:
Cash (Note 3)                                                                                                    $       446,638,207
                                                                                                                 -------------------

Liabilities:
Investment advisory fee payable (Note 4)                                                                                     183,175
Administration fee payable (Note 4)                                                                                           51,154
Accrued expenses and other liabilities                                                                                       189,055
                                                                                                                 -------------------
            Total liabilities                                                                                                423,384
                                                                                                                 -------------------

Net Assets (equivalent to $727 per share based on
            61,358,339 shares issued and outstanding)                                                            $       446,214,823
                                                                                                                 ===================

Composition of Net Assets:
Capital stock, at par value ($01)  (Note 7)                                                                      $           613,583
Additional paid-in capital (Note 7)                                                                                      580,123,157
Undistributed net investment income                                                                                       11,786,309
Accumulated net realized loss                                                                                          (146,308,226)

                                                                                                                 ===================
Net assets applicable to capital stock outstanding                                                               $       446,214,823
                                                                                                                 ===================

__________
See notes to financial statements


--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
Statement of Operations
For the Year Ended November 30, 1999

--------------------------------------------------------------------------------


Investment Income (Note 2):
         Interest                                                                                                $        27,859,555
                                                                                                                --------------------

Expenses:
         Investment advisory fee (Note 4)                                                                                  2,244,232
         Insurance                                                                                                         1,968,335
         Administration fee (Note 4)                                                                                         626,116
         Liquidation expenses                                                                                                108,104
         Custodian                                                                                                           106,208
         Transfer agency                                                                                                      59,106
         Directors' fees                                                                                                      57,500
         Registration                                                                                                         56,611
         Legal                                                                                                                54,236
         Accounting and tax services                                                                                          49,950
         Reports to shareholders                                                                                              47,288
         Miscellaneous                                                                                                        49,845
                                                                                                                --------------------
                  Total operating expenses                                                                                 5,427,531
                       Interest expense (Note 6)                                                                           1,045,070
                                                                                                                --------------------
                  Total expenses                                                                                           6,472,601
                                                                                                                --------------------
         Net investment income                                                                                            21,386,954
                                                                                                                --------------------

Realized and Unrealized Gain (Loss) on Investments
         and Futures Transactions (Note 2):
Net realized gain on:
         Investments                                                                                                       2,343,200
         Futures transactions                                                                                                358,454
                                                                                                                 -------------------
Net realized gain on investments and futures transactions                                                                  2,701,654
                                                                                                                 -------------------

Net change in unrealized appreciation on investments                                                                     (8,225,002)
                                                                                                                --------------------

Net realized and unrealized loss on investments and futures transactions                                                 (5,523,348)
                                                                                                                --------------------
Net increase in net assets resulting from operations                                                             $        15,863,606
                                                                                                                ====================


__________
See notes to financial statements



------------------------------------------------------------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
Statements of Changes in Net Assets
                                                                                                 For the Year Ended November 30,
                                                                                             ---------------------------------------
                                                                                                   1999                   1998
------------------------------------------------------------------------------------------------------------------------------------

Increase in Net Assets Resulting from Operations:
     Net investment income                                                                 $       21,386,954     $       26,156,429
     Net realized gain on investments, short sales and
         futures transactions                                                                       2,701,654             10,584,704
     Net change in unrealized appreciation on investments                                         (8,225,002)            (4,445,668)
                                                                                          -------------------   --------------------
     Net increase in net assets resulting from operations                                          15,863,606             32,295,465
                                                                                          -------------------   --------------------

Dividends to Shareholders (Note 2):
     Net investment income                                                                       (22,882,662)           (26,092,588)
                                                                                          -------------------   --------------------

Capital Stock Transactions (Note 6):
     Cost of Trust shares repurchased and retired                                                          -             (1,315,955)
                                                                                          -------------------   --------------------

               Total increase (decrease) in net assets                                             (7,019,056)             4,886,922

Net Assets:
     Beginning of year                                                                            453,233,879            448,346,957
                                                                                          -------------------   --------------------
     End of year (including undistributed net investment income
         of $11,786,309 and $13,282,017, respectively)                                     $      446,214,823     $      453,233,879
                                                                                          ===================   ====================


__________
See notes to financial statements

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
Statement of Cash Flows
For the Year Ended November 30, 1999

--------------------------------------------------------------------------------

Increase (Decrease) in Cash:

Cash flows provided by operating activities:
    Interest received (excluding net accretion of $595,839)                                                       $       31,722,161
    Interest expense paid                                                                                                (1,267,949)
    Operating expenses paid                                                                                              (4,836,443)
    Maturities of short-term portfolio investments                                                                         9,262,000
    Purchases of long-term portfolio investments                                                                        (43,957,318)
    Proceeds from disposition of long-term portfolio investments and
          principal paydowns                                                                                             592,347,029
    Net cash from futures transactions                                                                                       358,454
                                                                                                                 -------------------

    Net cash provided by operating activities                                                                            583,627,934
                                                                                                                 -------------------

Cash flows used for financing activities:
    Net cash used for reverse repurchase agreements                                                                    (113,977,625)
    Cash dividends paid                                                                                                 (23,012,114)
    Cash used to repurchase and retire Trust shares                                                                                -
                                                                                                                  ------------------

    Net cash used for financing activities                                                                             (136,989,739)
                                                                                                                 -------------------

Net increase in cash                                                                                                     446,638,195
Cash at beginning of year                                                                                                         12
                                                                                                                 -------------------

Cash at end of year                                                                                               $      446,638,207
                                                                                                                 ===================

Reconciliation of Net Increase in Net Assets Resulting from
   Operations to Net Cash Provided by Operating Activities:

Net increase in net assets resulting from operations                                                              $       15,863,606
                                                                                                                  ------------------
    Decrease in investments                                                                                              554,712,671
    Decrease in net unrealized appreciation on investments                                                                 8,225,002
    Decrease in interest receivable                                                                                        4,458,445
    Decrease in other assets                                                                                                 237,064
    Increase in other liabilities                                                                                            131,146
                                                                                                                --------------------

          Total adjustments                                                                                              567,764,328
                                                                                                                --------------------

Net cash provided by operating activities                                                                         $      583,627,934
                                                                                                                ====================

__________
See notes to financial statements

--------------------------------------------------------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
Financial Highlights                                                    For the Year Ended November 30,
                                               ---------------------------------------------------------------------------------

                                                    1999             1998             1997            1996             1995
--------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value, beginning of the year         $        7.39    $        7.28   $         7.25   $        7.61    $        7.72
                                               --------------   --------------  ---------------  --------------   --------------
Net investment income                                   0.35             0.43             0.47            0.52             0.51
Net realized and unrealized gain (loss)
     on investments, short sales and
     futures transactions                              (0.10)            0.11            (0.01)          (0.40)           (0.10)
                                               --------------   --------------  ---------------  --------------   --------------
Net increase in net asset value resulting
      from operations                                   0.25             0.54             0.46            0.12             0.41
                                               --------------   --------------  ---------------  --------------   --------------
Net effect of shares repurchased                           -                -             0.01               -                -
Dividends from net investment income                   (0.37)           (0.43)           (0.44)          (0.48)           (0.52)
                                               --------------   --------------  ---------------  --------------   --------------
Net asset value, end of year                   $        7.27    $        7.39   $         7.28   $        7.25    $        7.61
                                               ==============   ==============  ===============  ==============   ==============
Market price, end of year                      $        7.25    $      7.1875   $        6.875   $        6.50    $        6.50
                                               ==============   ==============  ===============  ==============   ==============

Total Investment Return +                              6.50%           10.92%           12.90%           7.53%            1.91%

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year (000s)                      $446,215         $453,234         $448,347        $455,516         $480,080
Operating expenses                                     1.21%            0.79%            0.81%           0.83%            0.96%
Interest expense                                       0.23%            2.58%            2.27%           2.27%            2.50%
Total expenses                                         1.44%            3.37%            2.98%           3.10%            3.46%
Net investment income                                  4.76%            5.79%            6.57%           7.05%            6.55%
Portfolio turnover rate                                  13%              63%              50%            135%             473%


________________
+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.

________________
See notes to financial statements.

________________________________________________________________________________
HYPERION 1999 TERM TRUST, INC.
Notes to Financial Statements
November 30, 1999
________________________________________________________________________________

1.  The Trust

Hyperion 1999 Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on November 22, 1991, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. On June 8, 1999, the Board of Directors of the Trust adopted a plan of liquidation to terminate the Trust effective November 30, 1999. In light of the Trust's scheduled termination date of November 30, 1999, Hyperion Capital Management, Inc. (the "Advisor" and "Administrator" of the Trust) determined that the amount of portfolio risk required during the remaining term of the Trust to attain the $10.00 per share terminal date objective would, in its view, be inappropriate for the Trust and its shareholders. Accordingly, the Trust's goal was to have the portfolio invested in cash and/or cash equivalents by November, 1999.

After the end of the reporting period, the Trust distributed substantially all of its net assets to shareholders on December 2, 1999. The officers of the Advisor continue to formalize the Trust's dissolution under Maryland law and its deregistration under the Investment Company Act of 1940. The financial statements of the Trust have been prepared on a liquidation basis.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3.  Cash

"Cash" as reported in the Statement of Assets and Liabilities at November 30, 1999 represents monies held in a non-interest bearing account with the Trust's Custodian. On December 1, 1999, the Custodian transferred the cash balance to an interest-bearing account.

4.  Investment Advisory Agreement and Affiliated Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets. During the year ended November 30, 1999, the Advisor received $2,244,232 in investment advisory fees.

The Trust has entered into an Administration Agreement with the Administrator. The Administrator has entered into a sub-administration agreement with Investors Capital Services, Inc. (the "Sub-Administrator"). The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust and preparing reports and other documents required by Federal, state, and other applicable laws and regulations, and providing the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. During the year ended November 30, 1999, the Administrator received $626,116 in Administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

5.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended November 30, 1999, were $0 and $85,567,516, respectively. Purchases and sales of U.S. Government securities, for the year ended November 30, 1999, were $43,957,318 and $296,446,685, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association.

The Trust utilized $4,699,573 of capital loss carryforwards during the tax year ended May 31, 1999. At tax year end May 31, 1999, the Trust had a capital loss carryforward of $148,718,372 which may be used to offset future net capital gains. Upon termination of the Trust, any remaining capital loss carryforwards will expire unutilized.

6.  Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse Repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

6.  Borrowings (continued)

At November 30, 1999, the Trust had no reverse repurchase agreements outstanding.

The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 1999 was $20,860,888 at a weighted average interest rate of 5.01%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $104,845,625, as of December 1, 1998, which was 18.55% of total assets.

7.  Capital Stock

There are 75 million shares of $.01 par value common stock authorized. Of the 61,358,339 shares outstanding at November 30, 1999, the Advisor owned 25,639 shares.

As of November 30, 1999, 1,902,300 shares have been repurchased pursuant to a stock repurchase program at a cost of $12,812,926 and an average discount of 6.61% from its net asset value. For the year ended November
30, 1999, no shares have been repurchased. For the year ended November 30, 1998, 186,000 shares had been repurchased at a cost of $1,315,955, at an average discount of 4.30%. All shares repurchased have been retired.

8.  Concentration of Credit

At November 30, 1999, the Trust had approximately 101% of its net assets invested in cash held in an account with State Street Bank and Trust
Company. To the extent such amount exceeds the $100,000 insured limit provided by the Federal Deposit Insurance Corporation (FDIC), this constitutes a concentration of credit in the banking industry with one financial institution.

________________________________________________________________________________
HYPERION 1999 TERM TRUST, INC.
Report of the Independent Accountants
________________________________________________________________________________

To the Board of Directors and Shareholders of Hyperion 1999 Term Trust, Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hyperion 1999 Term Trust, Inc. (the "Trust") at November 30, 1999, and the results of its operations and cash flows for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

The financial highlights for the three years in the period ended November 30, 1997 were audited by other independent accountants whose report dated January 9, 1998 expressed an unqualified opinion on those statements.

The accompanying financial statements have been prepared on a liquidation basis. As described in Note 1 to the financial statements, the Board of Directors of the Trust approved a plan of liquidation during 1999.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York  10036

January 21, 2000


---------------------------------------------------------------------------

                        TAX INFORMATION (unaudited)

---------------------------------------------------------------------------


The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (November 30, 1999) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the distributions paid during December through June of the fiscal year were derived from net investment income and are taxable as ordinary income, and distributions paid thereafter between July and October will be considered return of principal for tax purposes. In addition, 15.96% of the Trust's ordinary income distributions during the fiscal year ended November 30, 1999 were earned from U.S. Treasury obligations. None of the Trust's distributions qualifies for the dividends received deduction available to corporate shareholders.

Because the Trust's fiscal year is not the calendar year, another notification will be sent with respect to calendar 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099 -DIV and will be mailed in January, 2000. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Trust.

INVESTMENT ADVISOR AND ADMINISTRATOR                                        TRANSFER AGENT

HYPERION CAPITAL MANAGEMENT, INC.                                           BOSTON EQUISERVE, L.P.
One Liberty Plaza                                                           Investor Relations Department
165 Broadway, 36th Floor                                                    P.O. Box 8200
New York, New York  10006-1404                                              Boston, Massachusetts  02266-8200
For General Information about the Trust:                                    For Shareholder Services:
(800) HYPERION                                                              (800) 426-5523

SUB-ADMINISTRATOR                                                           INDEPENDENT ACCOUNTANTS

INVESTORS CAPITAL SERVICES, INC.                                            PRICEWATERHOUSECOOPERS LLP
600 Fifth Avenue, 26th Floor                                                1177 Avenue of the Americas
New York, New York  10020                                                   New York, New York  10036

CUSTODIAN AND FUND ACCOUNTING AGENT                                         LEGAL COUNSEL

STATE STREET BANK AND TRUST COMPANY                                         SULLIVAN & WORCESTER LLP
225 Franklin Street                                                         1025 Connecticut Avenue, N.W.
Boston, Massachusetts  02116                                                Washington, D.C.  20036


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

--------------------------------------------------------------------------------
Officers & Directors

--------------------------------------------------------------------------------

Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer


* Audit Committee Members

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                     Hyperion 1999 Term Trust, Inc.
                                 One Liberty Plaza
                          165 Broadway, 36th Floor
                         New York, NY  10006-1404